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                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3

                                       TO

                           SECOND AMENDED AND RESTATED

                         MULTICURRENCY CREDIT AGREEMENT

                            DATED AS OF JULY 27, 1999

          THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of October 27, 2000 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent") on behalf of the Lenders under that certain Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999 by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent as amended by Amendment No. 1 thereto dated as of March 30, 2000 and Amendment No. 2 thereto dated as of June 28, 2000 (as so amended and as further amended, modified, supplemented or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

     1. Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. Section 1.1 of the Credit Agreement is amended to delete the definition of "Borrowing Base" therein in its entirety and to substitute the following therefor:


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          "BORROWING BASE" means, as of any date of calculation and subject to the Initial Borrowing Base Adjustment, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of: (i) up to eighty-five percent (85%) of the Gross Amount of Eligible Receivables; plus (ii) the lesser of (a) up to fifty percent (50%) of the Gross Amount of Eligible Inventory and (b) $70,000,000; plus (iii) the Dollar Amount of all cash or Cash Equivalents pledged as security for the Secured Facility Letters of Credit.

     1.2. Section 6.3 of the Credit Agreement is hereby amended to delete the terms of Clause (F) thereof in their entirety and to substitute the following therefor:


          (F) Restricted Junior Payments. Neither Brightpoint nor any of its Subsidiaries shall declare or make any Restricted Junior Payment, except:

          (i) payments made in connection with the repurchase of Capital Stock or other Equity Interests in Brightpoint or any of its Subsidiaries from any Person in connection with the termination (voluntarily or involuntarily) of such Person's employment with Brightpoint or any of its Subsidiaries which, in the aggregate, exceed the aggregate amount received by Brightpoint or any of its Subsidiaries from the contemporaneous resale or reissuance of such interests by not more than $1,000,000;

          (ii) payments of customary and reasonable fees and expense reimbursements to members of the board of directors of Brightpoint and any Subsidiary;

          (iii) Restricted Junior Payments made by any Subsidiary of Brightpoint to Brightpoint or any other Subsidiary of Brightpoint;

          (iv) Restricted Junior Payments as set forth on Schedule 6.3(F); and

          (v) Restricted Junior Payments consisting of simultaneous or a series of prepayments or redemptions of the LYONS in an aggregate amount for such prepayments or redemptions not to exceed $40,000,000 in aggregate purchase price (without regard to the face amount of the LYONS being purchased and without including in such calculation commissions or fees payable in connection with such prepayments or redemptions provided such commissions and fees do not exceed $1,500,000 in the aggregate);

          provided, however, that the Restricted Junior Payments described in clauses (i) and (v) shall not be permitted if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

     1.3. Section 6.4 of the Credit Agreement is hereby amended to delete the terms of Clause (D)(1) thereof in their entirety and to substitute the following therefor:

               (1) Brightpoint shall not permit the ratio ("Adjusted Leverage Ratio") of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money, plus (b) Capitalized Lease Obligations minus (c) the lesser of (i) the


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     Dollar Amount of all cash or Cash Equivalents pledged as security for the
     Secured Facility Letters of Credit and (ii) the aggregate amount available for drawing under the Secured Facility Letters of Credit to (ii) EBITDA as at the end of any of the fiscal quarter to be greater than (A) 4.50 to 1.00 for each fiscal quarter which ends prior to the date of consummation of any Restricted Junior Payment permitted pursuant to Section 6.3(F)(v) and (B)
     4.25 to 1.00 for each fiscal quarter which ends on or after the date of consummation of any Restricted Junior Payment permitted pursuant to Section 6.3(F)(V). The Adjusted Leverage Ratio shall be calculated as set forth in clause (3) below.

     1.4. Exhibit J to the Credit Agreement is amended to delete the terms thereof in their entirety and to substitute the like-lettered Exhibit to this Amendment therefor.

     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of October 27, 2000, if, and only if, the Administrative Agent shall have received each of the following:

          (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders;

          (b) a fee in the amount of 12.5 basis points multiplied by the Commitment of each Lender which has approved the terms of this Amendment on or prior to 5:00 p.m. (Indianapolis time) on Monday, October 23, 2000, payable to the Administrative Agent for the account of such Lenders;

          (c) the separate fee agreed to between Brightpoint, the Administrative Agent and the Arranger payable to the Administrative Agent in accordance with the letter agreement entered into with respect thereto;

          (d) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

     3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.


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     4. Reference to the Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.



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     10. Reaffirmation of Guaranties and other Loan Documents. Each of the
Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.



                  [Remainder of this Page Intentionally Blank]











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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              BRIGHTPOINT, INC.,
                              as a Borrower and Guarantor

                              By: /s/ Steven E. Fivel
                                  ------------------------------
                                      Name:  Steven E. Fivel
                                      Title: Executive Vice President,
                                             General Counsel and Secretary

                              BRIGHTPOINT INTERNATIONAL LTD.,
                              as a Borrower and Guarantor

                              By: /s/ Steven E. Fivel
                                  ------------------------------
                                      Name:  Steven E. Fivel
                                      Title: Executive Vice President, Secretary

                              BRIGHTPOINT LATIN AMERICA, INC.,
                              as a Guarantor

                              By: /s/ Steven E. Fivel
                                  ------------------------------
                                      Name:  Steven E. Fivel
                                      Title: Executive Vice President,
                                             General Counsel and Secretary

                              WIRELESS FULFILLMENT SERVICES LLC,
                              as a Guarantor

                              By: BRIGHTPOINT, INC., its Manager

                              By: /s/ Steven E. Fivel
                                  ------------------------------
                                      Name:  Steven E. Fivel
                                      Title: Executive Vice President,
                                             General Counsel and Secretary

                              BRIGHTPOINT AUSTRALIA PTY LIMITED,
                              as a Subsidiary Borrower and a Guarantor


                              By: /s/ Steven E. Fivel
                                  ------------------------------
                                      Name:  Steven E. Fivel
                                      Title: Director




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                              BRIGHTPOINT CHINA LIMITED,
                              as a Subsidiary Borrower and a Guarantor

                              By:  /s/ Steven E. Fivel
                                  ------------------------------
                                       Name:  Steven E. Fivel
                                       Title: Director

                              BANK ONE, INDIANA, NATIONAL
                              ASSOCIATION, as the
                              Administrative Agent, the Swing
                              Line Lender, an Issuing Lender
                              and as a Lender

                              By:  /s/ Rahul Sawhney
                                  ------------------------------
                                       Name:  Rahul Sawhney
                                       Title: Vice President







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                                    ABN AMRO BANK N.V.,
                                    as the Alternate Currency Lender


                                    By:  /s/ Laurie D. Flom
                                         -----------------------------
                                             Name:  Laurie D. Flom
                                             Title: Senior Vice President

                                    By:  /s/ Mary L. Honda
                                         -----------------------------
                                             Name:  Mary L. Honda
                                             Title: Group Vice President



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                                    FLEET NATIONAL BANK
                                    as a Lender

                                    By:
                                         -----------------------------
                                             Name:
                                             Title:






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                                    FIRST UNION NATIONAL BANK,
                                    as a Lender

                                    By:
                                         -----------------------------
                                             Name:
                                             Title:







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                                    SUNTRUST BANK (Successor to SUNTRUST BANK OF
                                    CENTRAL FLORIDA, NATIONAL ASSOCIATION), as a Lender

                                    By:  /s/ Molly J. Drennan
                                         -----------------------------
                                             Name:  Molly J. Drennan
                                             Title:  Director






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                                 THE BANK OF NOVA SCOTIA,
                                 as a Lender

                                 By:  /s/ F.C.H. Ashby
                                      -----------------------------
                                          Name:  F.C.H. Ashby
                                          Title: Senior Manager Loan Operations



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                                    THE PROVIDENT BANK,
                                    as a Lender

                                    By:  /s/ Robert C. Olds
                                         -----------------------------
                                             Name:  Robert C. Olds
                                             Title: Vice President






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                                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                                    CHICAGO BRANCH,
                                    as a Lender

                                    By:  /s/ Hisashi Miyashiro
                                         -----------------------------
                                             Name:  Hisashi Miyashiro
                                             Title: Deputy General Manager





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                                THE FUJI BANK, LIMITED,
                                as a Lender

                                By:  /s/ Peter L. Chinnici
                                     -----------------------------
                                         Name:  Peter L. Chinnici
                                         Title:  Senior Vice President &
                                                  Group Head


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                                    NATIONAL CITY BANK OF INDIANA,
                                    as a Lender

                                    By:  /s/ Thomas R. Groh
                                         -----------------------------
                                             Name:  Thomas R. Groh
                                             Title: Assistant Vice President



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                                    NATIONAL BANK OF CANADA,
                                    as a Lender

                                    By:  /s/ Thomas E. Roberts
                                         -----------------------------
                                             Name:  Thomas E. Roberts
                                             Title: Vice President






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                                    EXHIBIT J

                       Form of Borrowing Base Certificate

                                    Attached

                           BORROWING BASE CERTIFICATE

     TO: Bank One, Indiana, National Association, as Administrative Agent Corporate Banking
          One Indiana Square
          Suite IN1-7028
          Indianapolis, IN 46266
          Attention:  William Herrick

I.   RECEIVABLE CALCULATIONS

     A.   ELIGIBLE RECEIVABLES

     1.   Face Amount of All Receivables                                              $_____________

     2.   Less:  Receivables aged over 90 days from
                 due date or 120 from invoice date                                   ($____________)

     3.   Less:  Receivables owing from one
                 Account Debtor if cross-aged
                      (50% cross-age test)                                           ($____________)

     4.   Less:  Affiliate Receivables                                               ($____________)

     5.   Less:  Non-Complying Federal
                 Governmental Receivables                                            ($____________)

     6.   Less:  State and Municipal Receivables                                     ($____________)

     7.   Less:  Foreign Receivables                                                 ($____________)

     8.   Less:  Receivables subject to
                 offset or counterclaim                                              ($____________)

     9.   Less:  Other Ineligible Receivables                                        ($____________)

     10.  Total of Ineligible Receivables (Sum of Lines (A)(2)
          through (A)(9))                                                            ($____________)

     11.  ELIGIBLE RECEIVABLES (LINE (A)(1) MINUS (A)(10)                             $_____________

     B.   GROSS AMOUNT OF ELIGIBLE RECEIVABLES

     1.   Eligible Receivables (Item (A)(11) above)                                   $_____________

     2.   Less:  all finance charges, late fees and other fees that are unearned     ($____________)



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
     3.   Less:  value of any accrual which has been recorded by
          Brightpoint with respect to downward price adjustments                     ($____________)

     4.   Less:  Warranty reserve                                                    ($____________)

     5.   Less:  Administrative Agent reserves, if any                               ($____________)

6.   GROSS AMOUNT OF ELIGIBLE RECEIVABLES (SUM OF (B)(1) THROUGH
          (B)(5))                                                                     $_____________

     C.   AVAILABILITY FROM ELIGIBLE RECEIVABLES
          (85% OF LINE (B)(6))                                      =                 $_____________

II.  INVENTORY CALCULATIONS

A.   ELIGIBLE INVENTORY

     1.   Total Inventory (Lower of FIFO or Market)                                   $_____________

     2.   Less:  Obsolete inventory                                                  ($____________)

     3.   Less:  Disqualified inventory (determined by Administrative
                 Agent to be ineligible due to age, type, category
                 and/or quantity)                                                    ($____________)

     4.   Less:  Packaging materials and supplied                                    ($____________)

     5.   Less:  Consigned inventory                                                 ($____________)

     6.   Less:  Equipment not compatible with U.S. phone
                    systems                                                          ($____________)

     7.   Less:  Goods in transit                                                    ($____________)

     8.   Less:  Inventory at non-permissible locations                              ($____________)

     9.   Less:  Other Ineligible Inventory                                          ($____________)

     10.  Total of Ineligible Inventory (Sum of Lines (A)(2)
          through (A)(9))                                                            ($____________)

     11.  ELIGIBLE INVENTORY (LINE (A)(1) MINUS (A)(10)                               $_____________

B.   GROSS AMOUNT OF ELIGIBLE INVENTORY

     1.   Eligible Inventory (Item (A)(11) above)                                     $_____________

     2.   Less: Reserves for obsolete, slow-moving or
                excess Inventory                                                     ($____________)



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
     3.   Less:  Administrative Agent reserves, if any                               ($____________)

     4.   GROSS AMOUNT OF ELIGIBLE INVENTORY
          ((B)(1) MINUS SUM OF (B)(2) AND (B)(3))                                     $_____________

     C.   AVAILABILITY FROM ELIGIBLE INVENTORY
          (LESSER OF $70,000,000 AND 50% OF LINE (B)(4))   =                          $_____________

III.      COLLATERAL SECURING FACILITY L/CS

     A.   Dollar Amount of all cash or Cash Equivalents
          pledged as security for the Secured Facility Letters of Credit              $_____________

III. BORROWING BASE (SUM OF (I)(C) + (II)(C) + III(A))=                               $_____________


          Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Multicurrency Credit Agreement (as the same may from time to time be amended, modified, supplemented or restated, the "Credit Agreement") dated as of July 27, 1999, among Brightpoint, Inc., Brightpoint International Ltd., the Guarantors from time to time party thereto, the financial institutions from time to time party thereto as Lenders and Bank One, Indiana, National Association, as Administrative Agent, the undersigned, is executing and delivering to the Administrative Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as "Certificate"). The undersigned warrants and represents to the Administrative Agent and the Lenders that this Certificate is true, correct, and based on information contained in the undersigned's own records. The undersigned, by the execution of this Certificate, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Credit Agreement, and further certifies on the date of this certificate, that the undersigned is in compliance with said Credit Agreement.

Date:
      -------------, -----
BRIGHTPOINT, INC.

By:
   -----------------------
Name:
Title:




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